NON-CURRENT ASSETS SOLD DURING THE YEAR	12 Months Ended
Dec. 31, 2017
Disclosure Of Noncurrent Assets Sold During Year [Abstract]
NON-CURRENT ASSETS SOLD DURING THE YEAR
NOTE 23 – NON-CURRENT ASSETS SOLD DURING THE YEAR

During 2017, TORM sold eight vessels, of which four were delivered to the new owners during 2017, one vessel is expected to be delivered in Q1 2018 (presented as "assets held-for-sale" as of 31 December 2017) and the remaining three vessels were sold and leased back to TORM as finance leases. The sales resulted in a profit from sale of vessels of USD 2.8m and an impairment on sold or held-for-sale vessels of USD 3.6m.

There was no sale of vessels in 2016.

During 2015, TORM sold its two remaining bulk vessels for USD 18m in connection with the wind-down of the Company's bulk activities. Both vessels were delivered to the new owners during 2015. The sales did not result in any gain or losses.